INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES    Two World Trade Center,
                                                        New York, New York 10048
LETTER TO THE SHAREHOLDERS October 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital California Quality Municipal Securities (IQC) for the fiscal year ended October 31, 1997.

Stimulated by a resurgence of consumer spending in late 1996, the economy grew at a rapid pace in the first quarter of 1997. This prompted the Federal Reserve Board to tighten its monetary policy in March in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. In addition to more moderate economic growth, low inflation and stable monetary policy, the bond rally through July was supported by a shrinking federal budget deficit and a strong dollar. However, by August the bond market retreated on fears that stronger employment conditions might prompt the Federal Reserve Board to tighten further. Yields declined in October when turmoil in the global stock markets precipitated "flight-to-quality" demand for U.S. Treasuries.


                            BOND YIELDS 1994-1997

                                                      Insured Municipal Revenue
             30-Year U.S.       30-Year Insured         Yields as a Percentage
           Treasury Yields   Municipal Revenue Yields   of U.S. Treasury Yields
Dec '93         6.34                 5.4                         85.17%
                6.24                 5.4                         86.54%
                6.66                 5.8                         87.09%
                7.09                 6.4                         90.27%
                7.32                 6.35                        86.75%
                7.43                 6.25                        84.12%
Jun '94         7.61                 6.5                         85.41%
                7.39                 6.25                        84.57%
                7.45                 6.3                         84.56%
                7.81                 6.55                        83.87%
                7.96                 6.75                        84.80%
                8                    7                           87.50%
Dec '94         7.88                 6.75                        85.66%
                7.7                  6.4                         83.12%
                7.44                 6.15                        82.66%
                7.43                 6.15                        82.77%
                7.34                 6.2                         84.47%
                6.66                 5.8                         87.09%
Jun '95         6.62                 6.1                         92.15%
                6.86                 6.1                         88.92%
                6.66                 6                           90.08%
                6.48                 5.95                        91.82%
                6.33                 5.75                        90.84%
                6.14                 5.5                         89.56%
Dec '95         5.94                 5.35                        90.07%
                6.03                 5.4                         89.55%
                6.46                 5.8                         86.69%
                6.66                 5.85                        87.84%
                6.89                 5.95                        86.36%
                6.99                 6.05                        86.55%
Jun '96         6.89                 5.9                         85.63%
                6.97                 5.85                        83.93%
                7.11                 5.9                         82.98%
                6.93                 5.7                         82.25%
                6.64                 5.65                        85.09%
                6.35                 5.5                         86.61%
Dec '96         6.63                 5.6                         84.46%
                6.79                 5.7                         83.95%
                6.8                  5.65                        83.08%
                7.1                  5.9                         83.10%
                6.94                 5.75                        82.85%
                6.91                 5.65                        81.77%
Jun '97         6.78                 5.6                         82.60%
                6.3                  5.3                         84.00%
                6.61                 5.5                         83.00%
                6.4                  5.4                         84.40%
Oct '97         6.15                 5.35                        86.90%

Source: Municipal Market Data

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

LETTER TO THE SHAREHOLDERS October 31, 1997, continued

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields, but with less volatility. Long-term insured revenue index yields increased from 5.65 percent to 5.90 percent between October 1996 and March 1997. The bond rally over the past seven months pushed 30-year yields down to 5.35 percent by the end of October 1997. Yields on one-year notes were little changed at 3.75 percent over the 12-month period. Consequently, the yield pickup for extending maturities from 1 to 30 years narrowed from 190 basis points to 160 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields rose from 83 percent at the end of March 1997 to 87 percent in October. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive. Over the past four years, this ratio has annually ranged from an average low of 83 percent to an average high of 90 percent.

New-issue underwriting volume was slightly ahead in the first half of 1997. The decline in interest rates subsequently led to a surge in refunding activity. As a result, new-issue municipal volume was up 17 percent during the first 10 months of 1997. Refundings accounted for more than 25 percent of total volume.

PERFORMANCE

During the fiscal year ended October 31, 1997, the Trust's net asset value (NAV) improved from $13.08 to $13.90. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.69 per share, the Trust's total NAV return

LARGEST SECTORS AS OF OCTOBER 31, 1997
(% OF NET ASSETS)

WATER & SEWER                29%
EDUCATION                    14%
PUBLIC FACILITIES            10%
TAX ALLOCATION                9%
ELECTRIC                      8%
TRANSPORTATION                8%
HOSPITAL                      7%
ALL OTHERS                   15%


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT RATINGS AS OF OCTOBER 31, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

Aaa OR AAA                   42%
Aa OR AA                     35%
A OR A                       20%
Baa OR BBB                    3%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC.
OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES was 12.70 percent. IQC's market price on the New York Stock Exchange moved from $11.25 to $12.6875 per share. Based on this change in market price plus reinvestment of tax-free dividends, the Trust's total market return was 19.60 percent. On October 31, 1997, IQC traded at a 9 percent discount to NAV.

Monthly dividends for the fourth quarter of 1997 were declared in September. Over the past 12 months the level of undistributed net investment income increased from $0.077 per share to $0.124 per share. Beginning with the October 1997 payment the monthly dividend was increased from $0.0575 per share to $0.06 per share to more closely reflect the Trust's anticipated income.

PORTFOLIO STRUCTURE

IQC remained fully invested in long-term municipal bonds during the period. Investments were diversified among 11 long-term sectors and 38 credits. The Trust's weighted average maturity and call protection were 22 and 7 years respectively. Throughout the fiscal year, high credit quality was maintained with 77 percent of its long-term holdings rated double or triple "A".

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the fiscal year, ARPS leverage contributed approximately $0.07 per share to common share earnings. Weekly ARPS yields ranged between 2.00 and 5.125 percent. Three ARPS series totaling $55 million and representing 26 percent of net assets were outstanding.

LOOKING AHEAD

So far this year, long-term municipal bonds have followed the trend of Treasuries toward lower yields. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly and the long-term benefits of tax-exempt income have remained intact.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the 12-month period ended October 31, 1997, the Trust purchased and retired 284,700 shares of common stock at a weighted average market discount of 11.42 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On May 20, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

         Edwin J. Garn
         For...........................................................................   8,751,552
         Withheld......................................................................     330,752

         Wayne E. Hedien
         For...........................................................................   8,752,743
         Withheld......................................................................     329,561

         Michael E. Nugent
         For...........................................................................   8,752,652
         Withheld......................................................................     329,652

         Philip J. Purcell
         For...........................................................................   8,752,753
         Withheld......................................................................     329,551

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, John R. Haire, Dr. Manuel H. Johnson and John L. Schroeder.

   ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

         John R. Haire
         For...........................................................................         585
         Withheld......................................................................           1

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

         For...........................................................................   8,376,261
         Against.......................................................................     210,261
         Abstain.......................................................................     495,782

(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

         For...........................................................................   8,639,997
         Against.......................................................................      53,772
         Abstain.......................................................................     388,535

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 1997

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.8%)
              General Obligation (2.0%)
$  4,000      California, Various Purpose Dtd 04/01/93................................     5.90%     04/01/23     $  4,175,280
--------                                                                                                          ------------

              Educational Facilities Revenue (14.3%)
              California Educational Facilities Authority,
   6,000       Carnegie Institute of Washington 1993 Ser A............................     5.60      10/01/23        6,053,100
   1,500       Culinary Institute of America Ser 1993 (Connie Lee)....................     5.30      10/01/23        1,445,520
   2,500       Pepperdine University 1993 Ser A (MBIA)................................     5.50      06/01/19        2,518,350
   4,000       St Mary's College of California Refg Ser 1993..........................     5.00      10/01/12        3,905,360
   8,000      California Public Works Board, University of California Ser 1993 B......     5.50      06/01/14        8,103,440
              University of California,
   5,000       UCLA Central Chiller/Cogeneration, Refg Ser 1993 COPs..................     5.50      11/01/14        5,041,800
   3,000       UCLA Central Chiller/Cogeneration, Refg Ser 1993 COPs..................     5.60      11/01/20        3,013,440
--------                                                                                                          ------------
  30,000                                                                                                            30,081,010
--------                                                                                                          ------------

              Electric Revenue (8.3%)
   5,000      Los Angeles Department of Water & Power, Issue of 1993 (Secondary
               AMBAC).................................................................     5.375     09/01/23        4,907,150
   8,000      Northern California Transmission Agency, California - Oregon
               Transmission Refg Ser 1993 A (MBIA)....................................     5.25      05/01/20        7,844,800
   5,000      Southern California Public Power Authority, Mead - Phoenix 1994 Ser A
               (AMBAC)................................................................     4.875     07/01/20        4,640,300
--------                                                                                                          ------------
  18,000                                                                                                            17,392,250
--------                                                                                                          ------------

              Hospital Revenue (6.7%)
   4,000      Anaheim, Anaheim Memorial Hospital Association COPs (AMBAC).............     5.00      05/15/13        3,957,320
   3,000      California Health Facilities Financing Authority, Cedars Sinai Medical
               Center Ser 1997 A (MBIA)...............................................     5.25      08/01/27        2,937,840
   5,000      California Health Facilities Financing Authority, Kaiser Permanente Ser
               1985...................................................................     5.55      08/15/25        4,964,500
   2,000      California Statewide Communities Development Authority, Children's
               Hospital
               of Los Angeles Ser 1993 COPs (MBIA)....................................     6.00      06/01/13        2,191,820
--------                                                                                                          ------------
  14,000                                                                                                            14,051,480
--------                                                                                                          ------------

              Industrial Development/Pollution Control Revenue (3.9%)
   8,000      California Pollution Control Financing Authority, Pacific Gas & Electric
--------       Co 1993 Ser B (AMT)....................................................     5.85      12/01/23        8,169,840
                                                                                                                  ------------

              Mortgage Revenue - Single Family (4.0%)
   8,305      California Housing Finance Agency, Home 1993 Ser B......................     5.65      08/01/14        8,435,472
--------                                                                                                          ------------

              Public Facilities Revenue (10.0%)
   7,000      California Public Works Board, Corrections 1993 Ser D...................     5.375     06/01/12        7,049,490
   6,000      Los Angeles Convention & Exhibition Center Authority, 1993 Refg
               Ser A (MBIA)...........................................................     5.125     08/15/13        6,004,860

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
$  5,000      Los Angeles County Public Works Financing Authority, Proj #IV (MBIA)....     5.25%     12/01/16     $  5,003,000
   3,000      Redding Joint Powers Financing Authority, 1993 Ser A....................     5.50      01/01/13        2,990,580
--------                                                                                                          ------------
  21,000                                                                                                            21,047,930
--------                                                                                                          ------------

              Tax Allocation (9.3%)
   6,870      Garden Grove Community Development Agency, Refg Issue of 1993...........     5.875     10/01/23        6,980,332
   7,000      Rosemead Redevelopment Agency, Proj #1 Ser 1993 A.......................     5.60      10/01/33        6,935,390
   6,000      San Jose Redevelopment Agency, Merged Area Ser 1993 (MBIA)..............     5.00      08/01/20        5,702,340
--------                                                                                                          ------------
  19,870                                                                                                            19,618,062
--------                                                                                                          ------------

              Transportation Facilities Revenue (7.7%)
   5,000      Long Beach, Harbor Ser 1993 (AMT).......................................     5.00      05/15/10        4,999,900
   7,000      Los Angeles County Metropolitan Transportation Authority, Sales Tax
               Refg Ser 1993-A (MBIA).................................................     5.625     07/01/18        7,136,850
   2,000      Los Angeles Harbor Department, Issue of 1996 Ser B (AMT) (MBIA).........     5.375     11/01/19        1,973,340
   2,000      San Diego County Regional Transportation Commission, Sales Tax
               1994 Ser A (FGIC)......................................................     4.75      04/01/08        2,011,360
--------                                                                                                          ------------
  16,000                                                                                                            16,121,450
--------                                                                                                          ------------

              Water & Sewer Revenue (29.3%)
   8,000      California Department of Water Resources, Central Valley Ser L..........     5.50      12/01/23        7,977,600
   7,000      Eastern Municipal Water District, Ser 1993 A COPs (FGIC)................     5.25      07/01/23        6,779,010
   7,000      Los Angeles, Wastewater Refg Ser 1993-D (FGIC)..........................     5.20      11/01/21        6,822,130
   8,000      Los Angeles County Sanitation Districts Financing Authority, 1993 Ser
               A......................................................................     5.25      10/01/19        7,816,400
   3,000      Marin County Municipal Water District, Ser 1993.........................     5.65      07/01/23        3,040,680
              Metropolitan Water District of Southern California,
   5,000       Issue of 1992..........................................................     5.50      07/01/13        5,111,450
   3,000       Waterworks Ser C.......................................................     5.25      07/01/15        3,014,880
   7,000      Moulton-Niguel Water District, 1993 COPs (AMBAC)........................     5.30      09/01/23        6,788,810
   2,500      Rancho Water District Financing Authority, Refg Ser 1994 (AMBAC)........     5.00      08/15/14        2,455,250
   4,000      Sacramento County Sanitation Districts Financing Authority, Ser 1993....     5.00      12/01/16        3,852,200
   8,000      San Diego Public Facilities Authority, Ser 1993 A.......................     5.25      05/15/20        7,773,360
--------                                                                                                          ------------
  62,500                                                                                                            61,431,770
--------                                                                                                          ------------

              Other Revenue (2.3%)
   5,000      California Statewide Communities Development Authority, The J Paul Getty
--------       Trust COPs.............................................................     5.00      10/01/23        4,762,650
                                                                                                                  ------------

 206,675      TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $203,075,397).....................      205,287,194
--------
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (0.2%)
$    400      California Pollution Control Financing Authority, Pacific Gas & Electric
--------       Co Ser 1996 F (Demand 11/03/97) (Identified Cost $400,000).............     3.90% *   11/01/26     $    400,000
                                                                                                                  ------------

$207,075      TOTAL INVESTMENTS (Identified Cost $203,475,397) (a)..................................    98.0%      205,687,194
========
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................   2.0         4,303,219
                                                                                                       -----      ------------

              NET ASSETS.............................................................................  100.0%     $209,990,413
                                                                                                       =====      ============


---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      *       Current coupon of variable rate demand obligation.
     (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,052,484 and the aggregate gross unrealized depreciation is $840,687, resulting in net unrealized appreciation of $2,211,797.

Bond Insurance:
    AMBAC     AMBAC Indemnity Corporation.
  Connie Lee  Connie Lee Insurance Company.
     FGIC     Financial Guaranty Insurance Company.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997
ASSETS:
Investments in securities, at value
 (identified cost $203,475,397).......................................    $205,687,194
Cash..................................................................       1,193,627
Interest receivable...................................................       3,360,816
Deferred organizational expenses......................................           7,098
Prepaid expenses and other assets.....................................          36,601
                                                                          ------------

    TOTAL ASSETS......................................................     210,285,336
                                                                          ------------

LIABILITIES:
Payable for:
    Dividends to preferred shareholders...............................         101,412
    Investment management fee.........................................          70,064
    Common shares of beneficial interest repurchased..................          25,560
Accrued expenses and other payables...................................          97,887
                                                                          ------------

    TOTAL LIABILITIES.................................................         294,923
                                                                          ------------

    NET ASSETS........................................................    $209,990,413
                                                                          ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 1,100 shares outstanding).......    $ 55,000,000
                                                                          ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 11,151,113 shares outstanding).......................     159,442,463
Net unrealized appreciation...........................................       2,211,797
Accumulated undistributed net investment income.......................       1,384,162
Accumulated net realized loss.........................................      (8,048,009)
                                                                          ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS......................     154,990,413
                                                                          ------------

    TOTAL NET ASSETS..................................................    $209,990,413
                                                                          ============

NET ASSET VALUE PER COMMON SHARE
 ($154,990,413 divided by 11,151,113 common shares outstanding).......          $13.90

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1997
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $11,329,298
                                                                           -----------

EXPENSES
Investment management fee..............................................        717,703
Auction commission fees................................................        137,663
Professional fees......................................................        103,011
Shareholder reports and notices........................................         43,612
Auction agent fees.....................................................         31,579
Transfer agent fees and expenses.......................................         27,146
Registration fees......................................................         24,496
Trustees' fees and expenses............................................         14,711
Organizational expenses................................................          7,787
Custodian fees.........................................................          4,484
Other..................................................................         21,807
                                                                           -----------
    TOTAL EXPENSES.....................................................      1,133,999
Less: expense offset...................................................         (4,365)
                                                                           -----------

    NET EXPENSES.......................................................      1,129,634
                                                                           -----------

    NET INVESTMENT INCOME..............................................     10,199,664
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss......................................................     (1,187,791)
Net change in unrealized depreciation..................................      9,463,319
                                                                           -----------

    NET GAIN...........................................................      8,275,528
                                                                           -----------

NET INCREASE...........................................................    $18,475,192
                                                                           =============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS
                                                           FOR THE YEAR         FOR THE YEAR
                                                              ENDED                ENDED
                                                         OCTOBER 31, 1997     OCTOBER 31, 1996
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................      $ 10,199,664         $ 10,448,231
Net realized loss....................................        (1,187,791)            (112,902)
Net change in unrealized depreciation................         9,463,319            3,042,883
                                                           ------------         ------------

    NET INCREASE.....................................        18,475,192           13,378,212
                                                           ------------         ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred............................................        (1,889,600)          (1,875,384)
Common...............................................        (7,811,582)          (8,064,705)
                                                           ------------         ------------

    TOTAL............................................        (9,701,182)          (9,940,089)
                                                           ------------         ------------
Decrease from transactions in common shares of
 beneficial interest.................................        (3,314,760)          (5,520,981)
                                                           ------------         ------------

    NET INCREASE (DECREASE)..........................         5,459,250           (2,082,858)
NET ASSETS:
Beginning of period..................................       204,531,163          206,614,021
                                                           ------------         ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,384,162 and $885,680, respectively)...........      $209,990,413         $204,531,163
                                                           ============         ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $39,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $12,762,957 and $15,664,184, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $200.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,752. At October 31, 1997, the Trust had an accrued pension liability of $26,127 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                       AMOUNT IN                 RESET           RANGE OF
SERIES     SHARES*     THOUSANDS*     RATE*       DATE       DIVIDEND RATES**
------     -------     ----------     -----     --------     ----------------
   1         260        $ 13,000      3.00%     11/04/97      2.50% - 4.10%
   2         240          12,000      3.70      11/06/97      2.00 - 4.375
   3         600          30,000      3.739     01/06/98      2.80 - 5.125

---------------------
 *  As of October 31, 1997.
** For the year ended October 31, 1997.

Subsequent to October 31, 1997 and up through December 5, 1997, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 2.35% to 3.85% in the aggregate amount of $162,669.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                     SHARES        PAR VALUE      PAR VALUE
                                                                                   -----------     ---------     ------------
Balance, October 31, 1995......................................................     11,940,213     $119,402      $168,158,802
Treasury shares purchased and retired (weighted average discount 14.12%)*......       (504,400)      (5,044)       (5,515,937)
                                                                                    ----------      -------      ------------
Balance, October 31, 1996......................................................     11,435,813      114,358       162,642,865
Treasury shares purchased and retired (weighted average discount 11.42%)*......       (284,700)      (2,847)       (3,311,913)
                                                                                    ----------      -------      ------------
Balance, October 31, 1997......................................................     11,151,113     $111,511      $159,330,952
                                                                                    ==========      =======      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Trust had a net capital loss carryover of approximately $8,048,000 to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:

         AMOUNT IN THOUSANDS
-------------------------------------
 2002       2003      2004      2005
------     ------     ----     ------
$5,735     $1,012     $113     $1,188
=======    =======    =====    =======

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 23, 1997, the Trust declared the following dividends from net investment income:

 AMOUNT            RECORD               PAYABLE
PER SHARE           DATE                  DATE
---------     -----------------    ------------------

  $0.06          November 7, 1997  November 21, 1997

  $0.06          December 5, 1997  December 19, 1997

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                FOR THE PERIOD
                                                                  FOR THE YEAR ENDED OCTOBER 31**             SEPTEMBER 29, 1993*
                                                               -------------------------------------                THROUGH
                                                            1997         1996         1995         1994       OCTOBER 31, 1993**
   ---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value beginning of period...................    $  13.08     $  12.70     $  10.62     $  13.96          $   14.06
                                                           -------       ------      -------        -----             ------
Net investment income.................................        0.91         0.89         0.88         0.95               0.03
Net realized and unrealized gain (loss)...............        0.74         0.26         2.07        (3.25)             (0.10)
                                                           -------       ------      -------        -----             ------
Total from investment operations......................        1.65         1.15         2.95        (2.30)             (0.07)
                                                           -------       ------      -------        -----             ------
Less dividends from:
   Net investment income..............................       (0.69)       (0.69)       (0.74)       (0.74)                --
   Common share equivalent of dividends paid to
    preferred shareholders............................       (0.17)       (0.16)       (0.17)       (0.18)                --
                                                           -------       ------      -------        -----             ------
Total dividends.......................................       (0.86)       (0.85)       (0.91)       (0.92)                --
                                                           -------       ------      -------        -----             ------
Anti-dilutive effect of acquiring treasury shares.....        0.03         0.08         0.04         0.01                 --
                                                           -------       ------      -------        -----             ------
Offering costs charged against capital................          --           --           --        (0.13)             (0.03)
                                                           -------       ------      -------        -----             ------
Net asset value, end of period........................    $  13.90     $  13.08     $  12.70     $  10.62          $   13.96
                                                           =======       ======      =======        =====             ======
Market value, end of period...........................    $ 12.688     $  11.25     $ 10.875     $   9.75          $   15.00
                                                           =======       ======      =======        =====             ======
TOTAL INVESTMENT RETURN+..............................       19.60%       10.13%       19.73%      (30.89)%               --

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses........................................        0.76%        0.78%(2)     0.84%(2)     0.93%              0.52%(1)
Net investment income before preferred stock
 dividends............................................        6.82%        7.02%        7.57%        7.63%              2.32%(1)
Preferred stock dividends.............................        1.26%        1.26%        1.48%        1.43%               N/A
Net investment income available to common
 shareholders.........................................        5.56%        5.76%        6.09%        6.20%              2.32%(1)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............    $209,990     $204,531     $206,614     $203,662           $176,317
Asset coverage on preferred shares at end of period...         382%         372%         376%         281%               N/A
Portfolio turnover rate...............................           6%          --            1%          20%                --

---------------------
 *  Commencement of operations.
 **  The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Annualized.
(2)  Does not reflect the effect of expense offset 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital California Quality Municipal Securities (the " Trust") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 29, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 5, 1997


                      1997 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 1997, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
---------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
---------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
---------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
---------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
---------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


INTERCAPITAL
CALIFORNIA
QUALITY
MUNICIPAL
SECURITIES

Annual Report
October 31, 1997